UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): January 11, 2006

                               MANARIS CORPORATION
             (Exact name of registrant as specified in its charter)



           NEVADA                     000-33199                 88-0467848
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(State or other jurisdiction     (Commission File No.)       (IRS Employer ID)
     of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
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              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
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              (Registrant's telephone number, including area code)

                                 WITH COPIES TO:
                               DARRIN OCASIO ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                             1065 AVENUE OF AMERICAS
                            NEW YORK, NEW YORK 10018
                      Tel:(212) 930-9700 Fax:(212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 11, 2006, Manning Elliott LLP Chartered Accountants (the "Former Accountant") resigned as the independent registered public accounting firm for Manaris Corp. (the "Company"). The Company has engaged PricewaterhouseCoopers LLP - Montreal Canada (the "New Auditors"), as its new independent registered public accounting firm. The Company's decision to engage the New Auditors was approved by its Board of Directors on January 13, 2006.

The reports of the Former Accountant on the financial statements of the Company for each of the two most recent fiscal years, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years, except that the Former Accountant's opinion in its report on the Company's financial statements for each of the last two fiscal years expressed substantial doubt with respect to the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years and the subsequent interim period through the date of resignation, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-B.

During the Company's two most recent fiscal years and the subsequent interim period through the date of resignation, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

The Company did not consult with the New Auditor regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Auditor that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this amended Form 8-K.

On January 17, 2006, the Company issued a press release regarding the change in accountants. A copy of the press release is incorporated by reference and filed as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

Exhibit
Number        Description

16.1          Letter from Former Accountant dated as of January 11, 2006.

99.1          Press release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MANARIS CORP.




Date: January 17, 2006                    By:  /s/ John G. Fraser
                                               --------------------------------
                                          Name:    John G. Fraser
                                          President and Chief Executive Officer